                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 17, 2001.


                               STONERIDGE, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


              Ohio                     001-13337                34-1598949
-------------------------------       ------------          -------------------
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
 Incorporation or Organization)       File Number)          Identification No.)


  9400 East Market Street, Warren, Ohio                          44484
 ----------------------------------------                   ---------------
 (Address of Principal Executive Offices)                      (Zip Code)


                                (330) 856-2443
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code
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ITEM 5.  OTHER EVENTS.

Attached as Exhibit A is a press release issued by Stoneridge, Inc. on July 17, 2001.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STONERIDGE, INC.



Date: July 18, 2001                          /s/ Kevin P. Bagby
                                        -------------------------------
                                        Kevin P. Bagby
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial and Chief
                                        Accounting Officer)

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                          [LETTERHEAD OF STONERIDGE]


---------------
   EXHIBIT A
---------------

FOR IMMEDIATE RELEASE

For more information, contact:
Kevin P. Bagby
Vice President and CFO
330/856-2443

STONERIDGE ANNOUNCES INITIATION OF DEBT REFINANCING

WARREN, Ohio - July 17, 2001 - Stoneridge, Inc. (NYSE: SRI) announced today that it intends to sell $200,000,000 in Senior Subordinated Notes due in 2011 and concurrently refinance its senior secured credit facilities. The net proceeds from these transactions will be utilized to repay substantially all of its existing indebtedness and to provide funds for working capital and other general corporate purposes.

The notes have not been and will not be registered under the Securities Act of 1933 or any state security laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Stoneridge, Inc., headquartered in Warren, Ohio, is a leading independent designer and manufacturer of highly engineered electrical and electronic components, modules and systems principally for the automotive, medium and heavy-duty truck, agricultural and off-road vehicle markets. Sales in 2000 were approximately $667 million. Additional information about Stoneridge can be found on the World Wide Web at www.stoneridge.com.

                                     *****

Statements in this release that are not historical fact are forward- looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied in this release. Factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss of a major customer, a decline in automotive, medium and heavy-duty truck or agricultural vehicle production, the failure to achieve successful integration of any acquired company or business, labor disputes involving the Company or its significant customers, risks associated with conducting business in foreign countries, or a decline in general economic conditions. Further information concerning issues that could materially affect financial performance related to forward-looking statements contained in this release can be found in Stoneridge's periodic filings with the Securities and Exchange Commission.


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